SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 24, 2007

                          AIR INDUSTRIES GROUP, INC.
                          --------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                        000-29245                  20-4458244
     State of                        Commission                 IRS Employer
     Incorporation                   File Number                I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Introduction.

      On August 24, 2007, Air Industries Group, Inc., a Delaware corporation ("we" or the "Company"), purchased (the "Welding Metallurgy Acquisition") through a wholly-owned indirect subsidiary all of the issued and outstanding capital stock of Welding Metallurgy, Inc. ("Welding Metallurgy"), pursuant to that certain Stock Purchase Agreement, dated as of March 9, 2007, by and among the Company, as purchaser thereunder, and each of John Gantt and Lugenia Gantt, the shareholders of Welding Metallurgy and sellers thereunder (the "Sellers"), as amended by Amendment No.1 thereto dated as of August 2, 2007 (the "Stock Purchase Agreement"). A more detailed description of the Welding Metallurgy Acquisition is set forth below under the heading "Item 2.01--Completion of Acquisition or Disposition of Assets."

      In consideration for the Welding Metallurgy stock, we paid the Sellers $6,050,000, in a combination of cash and by our issuance to the Sellers of a promissory note and restricted shares of our common stock. The cash portion of the purchase price was provided by the proceeds of a term loan of $4,500,000 under a Loan and Security Agreement dated as of August 24, 2007 by and among our wholly-owned subsidiaries, Air Industries Machining, Corp. ("AIM"), Sigma Metals, Inc.("Sigma") and Welding Metallurgy, and Steel City Capital Funding LLC (the SCCF Loan Agreement").

      Also in connection with the acquisition, Welding Metallurgy entered into a consulting agreement with John Gantt.

Item 1.01 Entry into a Material Definitive Agreement.

Loan and Security Agreement with Steel City Funding LLC

      In connection with the Welding Metallurgy Acquisition, AIM, Sigma and Welding Metallurgy entered into the SCCF Loan Agreement, under which they borrowed $4,500,000 in connection with the Welding Metallurgy Acquisition. The indebtedness under the SCCF Loan Agreement is junior and subordinate to the indebtedness under our Revolving Credit, Term Loan and Security Agreement dated as of November 30, 2005 ( the "PNC Bank Credit Facility") with the financial institutions named therein (the "Lenders") and PNC Bank N.A., as agent for the Lenders, as amended. We also entered into the Fourth Amendment to the PNC Bank Credit Facility, dated as of August 24, 2007, which adds Welding Metallurgy as a borrower under the PNC Bank Credit Facility and us as a guarantor of the obligations under the PNC Bank Credit Facility.

Private Debt Financing -- Promissory Note

      In partial consideration of the purchase of the Welding Metallurgy capital stock, we issued to the Sellers a 7% promissory note in the principal amount of $2,000,000 due August 31, 2011.

Consulting Agreement

      Also in connection with the Welding Metallurgy Acquisition, Welding Metallurgy entered into a consulting agreement under which John Gantt, one of the Sellers and the former president of Welding Metallurgy, has agreed to serve as a consultant with respect to the ongoing operations of Welding Metallurgy. The agreement is for an initial term of three months, and will be extended automatically for an additional three months, unless terminated by either party and provides compensation to Mr. Gantt of $30,000 per month.

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On August 24, 2007 (the "Closing Date"), pursuant to the Stock Purchase Agreement, we closed (the "Closing") the Welding Metallurgy Acquisition, by which we acquired through a wholly-owned indirect subsidiary all of the issued and outstanding capital stock of Welding Metallurgy. At Closing we paid the Sellers $3,500,000 in cash, and issued to Sellers a promissory note in the principal amount of $2,000,000 which bears no interest until August 24, 2008, and thereafter bears interest at the rate of 7% per annum, together with 2,035,529 restricted shares of our common stock, having a value of $550,000. To secure payment of the indebtedness under the promissory note, AIM and Sigma pledged to the Sellers, and granted the Sellers a security interest in, all of the outstanding shares of Welding Metallurgy, subject to the prior rights of Steel City Capital Funding LLC. We have agreed to register for resale under the

Securities Act the shares of our common stock issued to the Sellers, at the request of the Sellers, in connection with certain registration statements we may file in the future. One half of the shares of our common stock issued to the Sellers have been deposited in escrow to secure the indemnity obligations of Sellers under the Stock Purchase Agreement for a period of eighteen months from the Closing Date. Under the terms of the Stock Purchase Agreement, the Sellers have agreed that they will not, for a period of five years from the Closing Date, engage in a business which competes with ours, solicit or interfere with our business relationships with our customers, or employ, solicit or otherwise persuade any of our employees to discontinue or alter his or her relationship with us.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

           In connection with the Welding Metallurgy Acquisition, AIM, Sigma and Welding Metallurgy borrowed $4,500,000 under the SCCF Loan Agreement. Borrowings under the SCCF Loan Agreement bear interest generally at a rate of 6% over the base commercial lending rate of PNC Bank as publicly announced to be in effect from time to time, except under certain circumstances. To secure the payment of the indebtedness under the SCCF Loan Agreement, AIM, Sigma and Welding Metallurgy each granted Steel City Capital Funding LLC a security interest in all its assets, which security interest is junior and subordinate to the security interest granted to the Lenders under the PNC Bank Credit Facility. The indebtedness under the SCCF Loan Agreement is junior and subordinate to the indebtedness under the PNC Bank Credit Facility and is payable on August 24, 2010, or earlier upon the termination of the PNC Bank Credit Facility, acceleration following the occurrence of an Event of Default (as defined) or certain other circumstances. On the Closing Date, we also entered into the Fourth Amendment to the PNC Bank Credit Facility, dated as of August 24, 2007, which adds Welding Metallurgy as a borrower under that credit facility and us as a guarantor of the obligations thereunder. To secure payment of the indebtedness under the SCCF Loan Agreement, AIM and Sigma pledged all of the outstanding shares of Welding Metallurgy to Steel City Capital Funding LLC. We also issued a promissory note to the Sellers in the principal amount of $2,000,000 due August 31, 2011.

Item 3.02 Unregistered Sale of Equity Securities.

      The information required by this Item 3.02 is set forth above under the heading "Item 2.01-- Completion of Acquisition or Disposition of Assets" and in this Item 3.02. The issuance and sale of the promissory note and shares of our common stock to the Sellers in consideration of the purchase of all the outstanding shares of Welding Metallurgy were exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

Financial Statements.

      (a) Financial Statements of business acquired. To be filed by amendment not later than 71 days after the date of the filing of this Current Report.

      (b) Pro forma financial information. To be filed by amendment not later than 71 days after the date of the filing of this Current Report.

Exhibits.

Exhibit No.    Description

10.1 7% Promissory Note of Registrant in the principal amount of $2,000,000 in favor of John and Lugenia Gantt.
10.2 Consulting Agreement by and among Welding Metallurgy, Inc., Gantt Associates Ltd. and John Gantt, dated as of August 24, 2007.
10.3 Escrow Agreement dated as of August 24, 2007 by and among the Registrant, John and Lugenia Gantt and Eaton & Van Winkle LLP, as escrow agent.
10.4 Registration Rights Agreement dated as of August 24, 2007 by and among the Registrant and John and Lugenia Gantt.
10.5 Fourth Amendment to the Revolving Credit, Term Loan and Security Agreement dated as of November 30, 2005 with the financial institutions named therein (the "Lenders") and PNC Bank N.A., as agent for the Lenders, as amended, dated as of August 24, 2007.
10.6 Loan and Security Agreement dated as of August 24, 2007 among Air Industries Machining, Corp., Sigma Metals, Inc., Welding Metallurgy, Inc. and Steel City Capital Funding LLC.
10.7 Pledge Agreement dated as of August 24, 2007 by and among Air Industries Machining, Corp. and Sigma Metals, Inc., as pledgors, and Steel City Capital Funding LLC., as pledgee.
10.8 Pledge Agreement dated as of August 24, 2007 by and among Air Industries Machining, Corp. and Sigma Metals, Inc., as pledgors, and John and Lugenia Gantt, as pledgees.
10.9 Pledge Agreement dated as of August 24, 2007 by and between Air Industries Group, Inc., as pledgor, and Steel City Capital Funding LLC, as pledgee.
10.10 Guarantor Suretyship Agreement dated as of August 24, 2007 between the Registrant and Steel City Capital Funding LLC.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2007

                                       AIR INDUSTRIES GROUP, INC.


                                       By: /s/ Peter Rettaliata
                                           -------------------------------------
                                           Peter Rettaliata
                                           Chief Executive Officer

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                                  Exhibit Index

Exhibit No.    Description

10.1 7% Promissory Note of Registrant in the principal amount of $2,000,000 in favor of John and Lugenia Gantt.
10.2 Consulting Agreement by and among Welding Metallurgy, Inc., Gantt Associates Ltd. and John Gantt, dated as of August 24, 2007.
10.3 Escrow Agreement dated as of August 24, 2007 by and among the Registrant, John and Lugenia Gantt and Eaton & Van Winkle LLP, as escrow agent.
10.4 Registration Rights Agreement dated as of August 24, 2007 by and among the Registrant and John and Lugenia Gantt.
10.5 Fourth Amendment to the Revolving Credit, Term Loan and Security Agreement dated as of November 30, 2005 with the financial institutions named therein (the "Lenders") and PNC Bank N.A., as agent for the Lenders, as amended, dated as of August 24, 2007.
10.6 Loan and Security Agreement dated as of August 24, 2007 among Air Industries Machining, Corp., Sigma Metals, Inc., Welding Metallurgy, Inc. and Steel City Capital Funding LLC.
10.7 Pledge Agreement dated as of August 24, 2007 by and among Air Industries Machining, Corp. and Sigma Metals, Inc., as pledgors, and Steel City Capital Funding LLC., as pledgee.
10.8 Pledge Agreement dated as of August 24, 2007 by and among Air Industries Machining, Corp. and Sigma Metals, Inc., as pledgors, and John and Lugenia Gantt, as pledgees.
10.9 Pledge Agreement dated as of August 24, 2007 by and between Air Industries Group, Inc., as pledgor, and Steel City Capital Funding LLC, as pledgee.
10.10 Guarantor Suretyship Agreement dated as of August 24, 2007 between the Registrant and Steel City Capital Funding LLC.